VOYA EQUITY TRUST

(All Funds except Voya Multi-Manager Mid Cap Value Fund, Voya SMID Cap Growth Fund, and Voya U.S. High Dividend Low Volatility Fund)

VOYA FUNDS TRUST

(All Funds except Voya Floating Rate Fund, Voya Short Term Bond Fund and

Voya Strategic Income Opportunities Fund)

VOYA MUTUAL FUNDS

(All Funds except Voya Diversified Emerging Markets Debt Fund, Voya Global Corporate Leaders® 100 Fund, Voya Global High Dividend Low Volatility Fund, Voya Global Perspectives® Fund, Voya Multi-Manager International Factors Fund and

Voya Russia Fund)

VOYA SENIOR INCOME FUND

VOYA SERIES FUND, INC.

(All Funds except Voya Global Target Payment Fund)

Supplement dated March 20, 2017

to the current Class B Prospectuses and related Summary Prospectuses (the “Prospectuses”)

and to the Current Class B Statements of Additional Information (the “SAIs”)

for the above named Company/Trusts

(each a “Registrant” and collectively the “Registrants”)

and their respective Funds as identified above

(each a “Fund” and collectively the “Funds”)

On March 9, 2017, the Funds’ Board of Directors/Trustees approved the early conversion of all Class B shares in the Funds to occur on or about May 2, 2017. At the close of business on May 2, 2017 (the “Conversion Date”), all outstanding Class B shares of each Fund will be converted to Class A shares of the same Fund, which is prior to the date the Class B shares would normally be converted to Class A shares. Shareholders will benefit from the earlier Conversion Date because the 12b-1 fees for Class A shares are lower than the 12b-1 fees for Class B shares. Class B shares are not available for purchase. No contingent deferred sales charges (“CDSCs”) will be payable in connection with this early conversion. The conversion of each Fund’s Class B shares into Class A shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes, and should not result in the recognition of gain or loss by converting shareholders, although each shareholder should consult with his or her own tax advisor.

Effective May 2, 2017, the Funds’ Prospectuses and SAIs will be revised to delete all references to the Funds’ Class B shares in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE